MAXUS INCOME FUND
                                MAXUS EQUITY FUND
                               MAXUS LAUREATE FUND
                            MAXUS OHIO HEARTLAND FUND
                           MAXUS AGGRESSIVE VALUE FUND

                  (each a "Fund" and collectively, the "Funds")

                                 Investor Shares
                              Institutional Shares

                        Supplement Dated January 2, 2001
                     to the Prospectus dated April 30, 2000


         On December 28, 2000, the Shareholders of each of the Funds approved a new Investment Advisory and Administration Agreement between Maxus Asset Management ("MAM") and each of the Funds. This approval was necessary in order for MAM to continue to serve as investment manager of each Fund after consummation of a transaction in which Fifth Third Bank ("FTB") acquired all of the stock of Resource Management, Inc. dba Maxus Investment Group ("RMI"), the parent of MAM, by means of a merger of RMI with and into FTB (the "Transaction").

         The Transaction closed on January 2, 2001. As a result, FTB has a 100% ownership interest in MAM. The Transaction will not affect MAM's day-to-day operations, its investment process, or its portfolio management team. The Transaction will not cause any changes to the Funds' investment objectives or policies.

         Effective as of January 2, 2001, the Funds have changed their names to:

                          Fifth Third/Maxus Income Fund
                          Fifth Third/Maxus Equity Fund
                         Fifth Third/Maxus Laureate Fund
                      Fifth Third/Maxus Ohio Heartland Fund
                     Fifth Third/Maxus Aggressive Value Fund

         Effective January 2, 2001, the Funds' Distributor is BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus Ohio 43219.

         The Custodian for each Fund's securities and cash has been changed to Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

         Investors desiring to transmit funds via Federal Reserve Wire System should not transmit funds to the bank account provided at page 38 of the Prospectus, but should contact Mutual Shareholder Services at (216) 736-3500 for the correct routing information.